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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K
                              JOINT CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  APRIL 2, 2001


                              MEDITRUST CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


          DELAWARE                     0-9109                    95-3520818
          --------                     ------                    ----------
(State or other jurisdiction       (Commission File           (I.R.S. Employer
      of incorporation)                 Number)             Identification No.)


                  909 HIDDEN RIDGE, SUITE 600, IRVING, TX 75038
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (214) 492-6600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                           MEDITRUST OPERATING COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


         DELAWARE                       0-9110                  95-3419438
         --------                       ------                  ----------
(State or other jurisdiction       (Commission File           (I.R.S. Employer
      of incorporation)                Number)              Identification No.)


                  909 HIDDEN RIDGE, SUITE 600, IRVING, TX 75038
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (214) 492-6600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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                                                                             2

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
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     On April 3, 2001, pursuant to a Purchase and Sale Agreement dated as of
December 20, 2000 and amended March 8, 2001 and March 29, 2001, Meditrust Corporation and Meditrust Operating Company (collectively, the "Companies") announced the transfer of its beneficial ownership interest in a majority of its long term care skilled nursing facilities to Care Realty, L.L.C. Total gross proceeds of $441 million include $406 million in cash and $35 million in subordinated indebtedness due April 2006 paying interest at a rate of 9%.

     The press release attached hereto as Exhibit 99.1, which is hereby incorporated by reference herein, provides additional information regarding the transaction.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
-------  ------------------------------------------------------------------

     (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

              Not applicable.

     (b)      PRO FORMA FINANCIAL INFORMATION.

              The pro forma financial information, if any, required to be filed as part of this report will be filed by the Companies by amendment to this report as soon as practicable, but not later than June 16, 2001.

     (c)      EXHIBITS.

              EXHIBIT NO.      DESCRIPTION

              2.1              Purchase and Sale Agreement*

              2.2              First Amendment to Purchase and Sale Agreement*

              2.3              Second Amendment to Purchase and Sale Agreement*

              99.1 Press release of The Meditrust Companies dated April 3, 2001 announcing the completion of a $441 million asset sale.


      * The Companies agree to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.



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                                                                             3


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2001                   MEDITRUST CORPORATION


                                        By: /s/ DAVID L. REA
                                            --------------------------
                                        Name:  David L. Rea
                                        Title: Chief Financial Officer


                                        MEDITRUST OPERATING COMPANY


                                        By: /s/ DAVID L. REA
                                            --------------------------
                                        Name:  David L. Rea
                                        Title: Chief Financial Officer